SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 24, 2010

STATION CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Events.

On March 24, 2010, Station Casinos, Inc. (the “Company”) issued a press release announcing that the Company and its subsidiaries that are debtors and debtors in possession in the Chapter 11 cases pending in the United States Bankruptcy Court have filed a Joint Plan of Reorganization (the “Plan”) under Chapter 11 of the Bankruptcy Code. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. A copy of the disclosure statement with the Plan attached as an exhibit thereto as filed with the Bankruptcy Court is attached hereto as Exhibit 99.2.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the bankruptcy court approves the disclosure statement relating to such plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

99.1        Press Release dated March 24, 2010.

99.2        Disclosure Statement filed March 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: March 24, 2010	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President, Chief Accounting Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated March 24, 2010.

99.2	Disclosure Statement filed March 24, 2010